Exhibit 10.1
***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

FIFTH AMENDMENT TO LEASE AGREEMENT executed as one party, by Mr. FRANCISCO J. MORENO (hereinafter LESSOR), and as second party, INDUSTRIAL VALLERA DE MEXICALI, S.A. DE C.V. (hereinafter referred to as COMPANY and/or LESSEE), represented by Mr. SERGIO TAGLIAPIETRA NASSRI, and which is formalized under the terms of the following DECLARATIONS AND CLAUSES:

DECLARATIONS:

Mr. FRANCISCO J. MORENO declares:

A. - That on July 1st, 2016, as Lessor, he executed a Lease Agreement (“Initial Lease Agreement”,), with INDUSTRIAL VALLERA DE MEXICALI, S. A. DE C. V., the latter as Lessee, with regard to the property identified as building located in Calle Jose Lopez Portillo No. 104 A Corner of Maquiladores Avenue, Block VI, Lot 3, Col. Parque Industrial, San Luis Rio Colorado, Sonora, Zip Code 83455.

B. That Lessee has executed with Lessor, Four Amendments to Lease Agreement, for the expansion the leased area and to update the rental fees.

C. That such Amendments are made a part of this Fifth Amendment by referral, for all corresponding legal purposes, in its order of execution, including the Initial Lease Agreement.

D. - That, under the terms of the Fourth Amendment dated December 1st, 2020, COMPANY (LESSEE) presently, has under lease a total area [...***...] square feet and described as:

“Property located at Calle Jose Lopez Portillo No. 104 A Corner with Av. Maquiladores block VI, Lot 31, Col. Parque Industrial, San Luis Rio Colorado, Sonora, zip code 83455, as specified in Exhibit “B”, in which the leased areas are clearly indicated which conform the area occurred under the lease and that is added to this document to form a part of the same in ADDITION to the exhibits that are part of the initial Lease Agreement (Exhibit “A”).

E. That each of the Agreements and Amendments referred to in paragraph D) above, contain all the specific termination dates, and such termination dates shall continue in its terms, until the signature of this Fifth Amendment to Initial Lease Agreement, except for the lease term of the area subject matter of the Fourth Amendment, with an area of [...***...] square feet, that will terminate on October 31, 2021.

F. That it has negotiated with Company, the extension of the Initial Lease Term and its Amendments, to unify the leased areas as well as the lease term and rental fees, so that all the lease terms agreed expire on June 30th, 2024, and for the total leased area shown as [...***...] square feet with the exception of the term of the area indicated in paragraph E) above, that will terminate on October 31, 2021.

COMPANY (LESSEE) hereby declares:

G. That it has agreed to amend the Initial Lease Agreement and its Amendments to refer the Leased Property as one sole area, and to have the lease terms of all the Amendments executed in different dates, and for different areas, to terminate in the same date, adjusting also the rental fees, with the exception of the term of the area indicated in paragraph E) above, for the [...***...] sq. ft., that will terminate on October 31, 2021.

Both parties declare:

G. That with the exceptions of this Fifth Amendment and all other Amendments not related to term, area and rental fee, all other terms and conditions of the Initial Lease Agreement will remain effective in its terms.

H. That it is their intention to level the Principal Lease Agreement both in prices and total areas, as per Amendments to it, by means of this FIFTH AMENDMENT TO LEASE AGREEMENT, so that the leased area and rental fees be set as follows:

Amendment	Area	Rental Fee Sq Ft	Total Rental Fee US$
Original lease	[...***...]	[...***...]	[...***...]
1	[...***...]	[...***...]	[...***...]
2	[...***...]	[...***...]	[...***...]
2	[...***...]	[...***...]	[...***...]
Subtotal	[...***...]	[...***...]	[...***...]
4	[...***...]	[...***...]	[...***...]
Grand Total	[...***...]	[...***...]	[...***...]

I.- That further, it is its intention to extend the lease term that is presently in effect, and that will terminate precisely on June 30, 2021, in order to extend the same for THIRTY SIX (36) additional months, all of the leased area as mentioned in the immediately preceding paragraph at the agreed rental fees, except for the Fourth Amendment with an area of 27,000 square feet, that will terminate on the 3rd of October of the year 2021.

Pursuant to the above the parties agree as follows:

CLAUSES:

FIRST.- SCOPE OF THIS AGREEMENT - LESSOR, FRANCISCO J. MORENO, under the terms of this FIFTH Amendment to Lease Agreement, grants and ratifies the lease in favor of COMPANY (LESSEE) of a total area of [...***...] square feet, located within a larger area, and described as “Property located at Calle Jose Lopez Portillo No. 104 A Corner with Av. Maquiladores block VI, Lot 3, Col. Parque Industrial, San Luis Rio Colorado, Sonora, zip code 83455, as specified in Exhibit “B-1” of the Initial Lease Agreement, that is attached to this Amendment Agreement to form a part of the same, in ADDITION to those exhibits that are a part of the Initial Lease Agreement (Exhibit “"A”).

SECOND.- INTEGRATION OF LEASED LAND.- The total leased area of [...***...] square feet, as per Clause First above, is comprised by the following areas and updated as to adjustments in the rental fee:

1. The area of [...***...] square feet at the rate of [...***...] per square foot, leased under the terms of the Initial Lease Agreement.

2. The area of [...***...] square feet, at the rate of [...***...] per square foot, leased under the terms of the First Amendment to Lease Agreement.

3. The area of [...***...] square feet, at the rate of [...***...] per square foot, leased under Second Amendment to Lease Agreement.

4. The area of [...***...] square feet at the rate of [...***...] per square foot, which is the leased under the Third Amendment to Lease Agreement.

5. The area of [...***...] square feet, at the rate of [...***...] per square foot, as per Fourth Amendment to Lease Agreement, that terminates precisely on October 31, 2021.

THIRD.- TERM OF THE LEASE AND DATE OF INITIATION.- A. - In accordance with this Fifth Amendment, the lease term for all the leased area, described and referred in Clause First above, will be THIRTY-SIX MONTHS counted as of the 1st day of JULY OF THE YEAR TWO THOUSAND TWENTY-ONE, and will expire, precisely, on JUNE 30TH OF THE YEAR 2024 (TWO THOUSAND TWENTY-FOUR), except for the Fourth Amendment to Lease for [...***...] sq. ft., that will expire on October 31, 2021.

B.- it is understood all the lease periods established in the Initial Lease Agreement, and all the pertinent Amendments, will terminate precisely on the 30th day of June of the year two thousand twenty-one, to begin its term on June 1st of the year 2021, under the terms of paragraph A) above, and to expire, as indicated, on June 30th, 2024, except for the Fourth Amendment to Lease for [...***...] sq. ft., that will expire on October 31, 2021.

C.- The term "Lease Year", as used hereinafter, shall mean a period of twelve (12) calendar months, consecutive and complete. The first Year of the Lease shall begin on the "Initial Term", if the date of initiation is on the first day of the first calendar month, otherwise, the Lease Year, shall commence as of the calendar day following that of the Initial Date of the Term of this Amendment to Agreement. The rental fee for any partial month shall be prorated. In the event of inconsistency as to the duration of the lease term, the stipulations of the Original Lease Agreement will prevail.

D.- It is understood and agreed that COMPANY shall have the right to extend the lease term under the stipulations of the Initial Lease Agreement.

FOURTH. - RENT

A. - Rental Fee. - As price of the Lease, for the full leased area of [...***...] square feet, under the terms and conditions of this FIFTH AMENDMENT, during the Lease Term of THIRTY SIX (36) MONTHS, LESSEE shall pay LESSOR the amount of [...***...] per month, considering as unit prices for the leased area, those stipulated in Clause Second above, which are broken down as follows:

1) For the areas of [...***...] sq.ft., [...***...] sq.ft., [...***...] sq. ft., and [...***...] sq.ft, representing a total of [...***...] sq.ft, the amount of [...***...] (currency of legal tender in the United States of America) per square foot.

b) For the area of [...***...] sq. ft., the amount of [...***...] (currency of legal tender in the United States of America) per square foot, until October 31, 2021.

B. - The total amount of the rental fee, plus the Value Added Tax, shall be payable in advance to LESSOR, at the latter 's address, within the first five days of each month, within the first five days of each month as of the 1st of July of the year 2021.

FIFTH.- TERMS AND CONDITIONS OF THE INITIAL AGREEMENT AND AMENDMENTS FORMALIZED.

It is understood that all other terms and conditions of the Initial Lease Agreement and its Amendments as may be applicable, will continue as agreed, unless otherwise expressly stipulated.

SIXTH.- MISCELLANEOUS STIPULATIONS.

A. - If such is the case COMPANY shall update the amount of the guaranty deposit under the terms of the initial Lease Agreement, if so required by LESSOR.

B. - Any reference to Mr. FRANCISCO J. MORENO in any of the Amendments to Lease
Agreement or in the Lease Agreement shall be understood to refer to LESSOR.

C.- Any reference to COMPANY in any of the Amendment to Amendments to Lease Agreements or in the Initial Lease Agreement shall be understood to refer to LESSEE.

SEVENTH.- PRESENT TERMS AND CONDITIONS.

All other terms and conditions of the Initial Lease Agreement executed, and that is a part of the Amendments, that have not been expressly modified shall continue in effect.

IN WITNESS WHEREOF, this FIFTH Amendment to Lease Agreement, is executed and signed in the City of Mexicali, State of Baja California, Mexico, on this day of JULY 2021.

LESSOR:
/s/ Francisco J. Moreno
Francisco J. Moreno

LESSEE (COMPANY):

INDUSTRIAL VALLERA DE MEXICALI, S.A. DE C.V
/s/ Sergio Tagliapietra Nassri
Legal Representative

WITNESS:
/s/ Alfredo Garcia
Alfredo Garcia

Exhibit B-1/ANEXO B-1

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